UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

AEROVIRONMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33261	95-2705790
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

241 18th Street South, Suite 650
Arlington, Virginia	22202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 520-8350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	AVAV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2024 Annual Meeting of Stockholders held on September 27, 2024 (the “Annual Meeting”) of AeroVironment, Inc. (the “Company”), the stockholders of the Company approved amendments to the Company’s Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to (1) provide for the phased-in declassification of the Board of Directors and the annual election of directors and (2) eliminate the personal liability of officers for monetary damages for breach of fiduciary duties as an officer. (collectively, the “Amendments”).

The Amendments to the Restated Certificate took effect on October 1, 2024 upon the Company’s filing of an Amended and Restated Certificate of Incorporation incorporating the Amendments with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate of Incorporation dated October 1, 2024”). The foregoing descriptions of the Amendments to the Restated Certificate are qualified in their entirety by reference to the full text of the Amended and Restated Certificate of Incorporation dated October 1, 2024, which is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

As a result of the approval of the Amendments by the Company’s stockholders, actions by the Board of Directors to amend and restate the Company’s bylaws also became effective on October 1, 2024 upon the Company’s filing of the Amended and Restated Certificate of Incorporation dated October 1, 2024 with the State of Delaware (such amended and restated bylaws, the “Fifth Amended and Restated Bylaws”). The substantive amendments to the bylaws provide that, following declassification of the Board of Directors, stockholders may remove a director with or without cause upon the affirmative vote of not less than a majority of the total voting power of all outstanding securities of the Company then entitled to vote, in addition to any other vote required by law. The foregoing description of the amendments to the bylaws is qualified in its entirety by reference to the full text of the Fifth Amended and Restated Bylaws of the Company (the “Restated Bylaws”), a copy of which is attached as Exhibit 3.2 to this Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A brief description of matters voted upon at the Annual Meeting and the final voting results are set forth below:

Proposal 1 — Election of Directors

The Company’s stockholders elected the three persons nominated by the Board of Directors as Class III directors for a three-year term as follows:

	Number of Shares
Name of Director	For	Against	Abstain	Broker Non-Votes
Wahid Nawabi	21,150,784	627,798	23,562	2,402,301
Cindy Lewis	17,342,833	3,103,702	1,355,609	2,402,301
Joseph Votel	21,407,107	369,020	26,017	2,402,301

Each of the above directors shall serve for a term of three years, ending at the Company 2027 annual meeting of stockholders, and until his or her successor has been duly elected and qualified.

Proposal 2 — Ratification of Company’s Independent Auditors

The Audit Committee selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2025. The Company’s stockholders ratified the selection of Deloitte & Touche LLP as follows:

Number of Shares
For	Against	Abstain
24,140,987	24,063	39,395

Proposal 3 — Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, by an advisory vote, the compensation of the Company’s named executive officers, as disclosed in the proxy statement, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
21,504,056	248,938	49,150	2,402,301

Proposal 4 — Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Provide for Annual Election of All Directors

The stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for annual election of all directors by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
21,396,398	338,058	67,688	2,402,301

Proposal 5 — Management Proposal to Amend the Company’s Amended and Restated Certificate of Incorporation to Provide for Officer Exculpation

The stockholders approved the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation, eliminating the personal liability of officers for monetary damages for breach of fiduciary duties as an officer, by the following vote:

Number of Shares
For	Against	Abstain	Broker Non-Votes
20,429,993	1,331,675	40,476	2,402,301

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation dated October 1, 2024
3.2	Fifth Amended and Restated Bylaws of AeroVironment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROVIRONMENT, INC.

Date: October 3, 2024	By:	/s/ Melissa Brown
Melissa Brown
Senior Vice President, General Counsel, Chief Ethics and Compliance Officer & Corporate Secretary

4